UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05977)

Exact name of registrant as specified in charter:	Putnam New Jersey Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: May 31, 2010

Date of reporting period: June 1, 2009— May 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTNJX

Putnam New Jersey Tax Exempt Income Fund

Annual report
5|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam New Jersey
Tax Exempt
Income Fund

Annual report
5 | 31 | 10

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	10
Your fund’s expenses	13
Terms and definitions	15
Other information for shareholders	16
Financial statements	17
Federal tax information	37
Shareholder meeting results	38
About the Trustees	39
Officers	41

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy is on the mend, albeit at a slower pace than we would like. Economic growth continues despite the serious national debt issues of a handful of European nations. In the United States, the outlook is one of guarded optimism, with most economists agreeing that a second recession is unlikely and that growth will continue for the balance of the year.

During the spring and early summer, volatility returned to both fixed-income and equity markets. Compared with the solid rebound of 2009, the investment environment for 2010 has become somewhat more challenging — one that requires analysis, insight, innovation, and expertise. We believe these attributes form the very core of Putnam’s analytic, active-management approach.

In other developments, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who recently retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

About the fund

Seeking a high level of tax-free income for New Jersey investors

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities, and they offer income that is generally exempt from federal, state, and local income tax.

Putnam New Jersey Tax Exempt Income Fund seeks to capitalize on investment opportunities in New Jersey by investing in bonds across a range of sectors. The fund also combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the fund’s managers consider the risks involved — including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing:
The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Tax-free funds may not be suitable for IRAs and other non-taxable accounts. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding
tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield:
The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Municipal bonds may finance a range of projects in your
community and thus play a key role in its development.

Performance
snapshot

Annualized total return (%) comparison as of 5/31/10

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Interview with your
fund’s portfolio manager

Thalia Meehan

During the fund’s fiscal year, municipal
bonds experienced some volatility but
still posted strong gains for the reporting
period. How did the fund perform for the
12-month period, Thalia?

For the fiscal year ended May 31, 2010, Putnam New Jersey Tax Exempt Income Fund’s class A total return at net asset value was 9.34%, outperforming its broader benchmark, the Barclays Capital Municipal Bond Index, which returned 8.52% for the same period, but lagging the 10.16% average return of its peer group, the Lipper New Jersey Municipal Debt Funds.

What was the investing environment like
during the year?

During the fund’s fiscal year, the financial markets experienced a broad-based recovery as investors, convinced that the worst market correction in decades was over, began to reallocate money away from cash and other safe assets into longer-term and higher-risk investments. As the credit markets stabilized and risk tolerance increased, strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market — driving their prices up and yields down.

By early 2010, however, the financial markets encountered new concerns — chief among them the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe, and how this process would affect growth. Given such head winds, municipal bonds, like most asset classes, experienced increased price volatility but still delivered positive returns for the 12-month period.

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 5/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

What other factors influenced the municipal
bond market during the period?

Build America Bonds — or “BABs” — continued to have a significant impact on the municipal bond market. The program began in early 2009 as part of the federal government’s stimulus package and allows states and municipalities to issue bonds in the taxable market, providing them with access to a wider range of investors. The federal government in turn subsidizes a portion of the interest payments, currently 35%, and the result has been lower financing costs for states. From April 15, 2009, through May 31, 2010, a total of $100.5 billion worth of BABs had entered the market, or an average of $7.4 billion per month.

The end result of the BABs program has been a reduction in the supply of municipal bonds in the market, which has led to improved supply/demand dynamics. The program has been popular with issuers and investors alike, and the U.S. House of Representatives recently passed legislation that would extend the program for another two years, albeit at a lower subsidy. We expect the Senate will pass similar legislation, and we continue to monitor the situation closely.

The debate and ultimate passage of health-care reform this spring also provided an interesting backdrop for municipal bond investors. We think that the legislation should be positive for the tax-exempt bond market, because it contains a 3.8% tax on capital gains, unearned interest, and dividends for individuals with income over $200,000 or households with income over $250,000. Municipal bond income would not be subject to the tax, thereby increasing the relative attractiveness of tax-exempt funds. This is in addition to the increases for the top federal tax rate, the dividend tax rate, and

Credit quality overview

Credit qualities are shown as a percentage of portfolio market value as of 5/31/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit qualities are included for portfolio securities and are not included for derivative instruments and cash.

the long-term capital gains rate, which will likely occur when the Bush Administration tax cuts expire at the end of 2010 — making municipal bonds even more attractive for tax-sensitive investors.

“Strong demand from yield-
hungry investors pushed bond
prices higher.”

Thalia Meehan

The fund’s holdings in health care are primarily concentrated in not-for-profit hospitals and long-term care. We think these sectors should benefit as the health-care law expands demand by extending coverage to an additional 32 million Americans, leading to fewer uninsured patients draining resources without producing revenue. Although hospitals will likely face more regulations and some payment cuts, the increase in volume of insured individuals could offset the negative impact of the new health-care laws.

What changes did you make to the fund’s
positioning during the period?

Early in 2009, municipal bonds across the board looked extremely undervalued by historical standards. During the annual period, we sought to take advantage of those opportunities by adding Baa-rated bonds, which on the whole were offering yields significantly higher than average. This proved to be beneficial, as the Baa-rated segment went on to deliver by far the biggest gains over the past 12 months, with holdings in that segment driving the bulk of the fund’s returns.

Which types of holdings helped and
which types hurt performance during the
12-month period?

Rather than focus on individual holdings, it is more relevant to focus on entire sectors and investment themes. As I mentioned, during the period, the credit markets stabilized and investors’ appetite for risk returned. As a result, lower-quality bonds generally outperformed their higher-quality counterparts. An example of this type of holding was our position in Commonwealth of Puerto Rico

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time. The effective maturity dates of bonds with call features may change as a result of market conditions.

Sales Tax Financing Corporation revenue bonds. Created in 2006 to help the island commonwealth reduce its borrowing costs, the bonds are backed by a portion of Puerto Rico’s sales tax.

Tobacco bonds also helped the fund’s performance. To give some background, state tobacco bonds are funded with revenue stemming from a legal agreement that exempted tobacco companies from health-related lawsuits in exchange for annual payments, in perpetuity, to the states to cover tobacco-related health-care costs. Often, these bonds have higher yields than other issues of comparable quality and, in general, tobacco bonds are some of the largest and most liquid Baa-rated municipal bonds on the market. When investors sought out high-quality securities earlier in 2009, tobacco bonds were some of the easiest positions to exit, and sold off dramatically. As the market recovered, the fund’s position in these bonds rallied sharply, placing them among the top contributors. One holding that helped performance was the Baa2-rated New Jersey Economic Development Authority Cigarette Tax revenue bonds. These bonds are backed by cigarette tax revenues, based on taxes of $2.70 per pack at period-end — among the highest in the nation.

As for holdings that detracted from the fund’s returns, unlike the positive contributors it was more a mix of one-off events rather than pervasive themes that impacted the fund’s performance.

What is your outlook for the overall
municipal bond market?

Although the economy appears to be in better condition today than it was six months or even a year ago, areas of potential concern remain. Volatility returned to stock and bond markets this spring and summer, aggravated by growing concerns over sovereign debt problems within the euro-zone. Unemployment remains persistently high, while consumer and business spending have been sporadic, and as a result, many states have continued to face significant budget shortfalls.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time. Sector concentrations listed after the portfolio schedule in the Financial Statements section of this shareholder report are exclusive of insured status and any interest accruals and may differ from the summary information above.

The real risk this poses to municipal bond investors is not one of defaults, the likelihood of which we believe remains extremely low, but of rising interest rates and falling prices. Should further signs of growth or employment gains materialize later this year, the Federal Reserve Board may shift into a tightening mode and raise interest rates to head off inflationary pressures. That said, there are a number of countervailing forces helping to keep interest rates stable in the near term, notably the reduced supply of tax-free securities on the market as a result of the BABs program. In addition, the prospect of tax-rate increases associated with the recent health-care bill and the expiration of the Bush Administration’s tax cuts on January 1, 2011, has helped to buoy demand for municipal bonds. As many state legislatures are now negotiating budgets for their upcoming fiscal years, negative headlines could lead to patches of volatility.

Thank you, Thalia, for your time and
insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan McCormack.

IN THE NEWS

Moody’s Investors Service has begun to recalibrate the way it rates state and municipal bonds. Moody’s is revising its ratings to ensure they are comparable for all bond issuers, including corporations. Moody’s revised ratings are intended to indicate average levels of default and loss that are roughly consistent across sectors and geography, according to the credit rating agency’s statement. Moody’s, which rates about 70,000 state and municipal bond issues, anticipates that most state and local government long-term municipal ratings will experience an upward shift. Most revenue bonds will not have their ratings changed. The impact of the measure on the value of municipal bond funds is difficult to predict, but it is likely to be positive for municipal bond prices over the long term.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended May 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 5/31/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(2/20/90)		(1/4/93)		(10/3/06)		(5/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.75%	5.54%	5.01%	5.01%	4.96%	4.96%	5.40%	5.23%	5.78%

10 years	67.90	61.23	57.47	57.47	55.87	55.87	63.23	58.03	69.16
Annual average	5.32	4.89	4.65	4.65	4.54	4.54	5.02	4.68	5.40

5 years	23.16	18.20	19.18	17.18	18.69	18.69	21.38	17.50	24.05
Annual average	4.25	3.40	3.57	3.22	3.49	3.49	3.95	3.28	4.40

3 years	15.96	11.36	13.77	10.77	13.50	13.50	15.00	11.18	16.80
Annual average	5.06	3.65	4.39	3.47	4.31	4.31	4.77	3.60	5.31

1 year	9.34	4.93	8.65	3.65	8.45	7.45	9.01	5.45	9.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,600 after sales charge)

Cumulative total return from 5/31/00 to 5/31/10

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,747 and $15,587, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,803 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $16,916.

Comparative index returns For periods ended 5/31/10

	Barclays Capital Municipal	Lipper New Jersey Municipal Debt
	Bond Index	Funds category average*

Annual average (life of fund)	6.38%	5.94%

10 years	77.43	64.46
Annual average	5.90	5.09

5 years	24.71	18.95
Annual average	4.52	3.52

3 years	16.75	10.96
Annual average	5.30	3.50

1 year	8.52	10.16

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 5/31/10, there were 47, 40, 34, 31, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 5/31/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.375539		$0.317312	$0.304237	$0.350099		$0.396595

Capital gains [2]	—		—	—	—		—

Total	$0.375539		$0.317312	$0.304237	$0.350099		$0.396595

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

5/31/09	$8.92	$9.29	$8.91	$8.93	$8.92	$9.22	$8.93

5/31/10	9.36	9.75	9.35	9.37	9.36	9.67	9.38

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	3.94%	3.78%	3.31%	3.16%	3.66%	3.54%	4.16%

Taxable equivalent [4]	6.66	6.39	5.59	5.34	6.19	5.98	7.03

Current 30-day SEC yield [5]	N/A	3.18	2.69	2.53	N/A	2.94	3.63

Taxable equivalent [4]	N/A	5.37	4.55	4.28	N/A	4.97	6.13

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 40.83% federal and state combined tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter

Total return for periods ended 6/30/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(2/20/90)		(1/4/93)		(10/3/06)		(5/1/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	5.72%	5.51%	4.99%	4.99%	4.93%	4.93%	5.37%	5.20%	5.76%

10 years	63.53	57.04	53.23	53.23	51.75	51.75	58.80	53.69	64.77
Annual average	5.04	4.62	4.36	4.36	4.26	4.26	4.73	4.39	5.12

5 years	22.39	17.48	18.45	16.45	17.92	17.92	20.63	16.79	23.31
Annual average	4.12	3.27	3.44	3.09	3.35	3.35	3.82	3.15	4.28

3 years	16.36	11.67	14.04	11.04	13.76	13.76	15.39	11.52	17.27
Annual average	5.18	3.75	4.48	3.55	4.39	4.39	4.89	3.70	5.45

1 year	10.18	5.72	9.50	4.50	9.31	8.31	9.86	6.25	10.55

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Net expenses for the fiscal year ended 5/31/09*‡	0.80%	1.43%	1.58%	1.08%	0.58%

Total annual operating expenses for the fiscal year
ended 5/31/09‡	0.85%	1.48%	1.63%	1.13%	0.63%

Annualized expense ratio for the six-month period
ended 5/31/10†	0.79%	1.42%	1.57%	1.07%	0.57%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 7/31/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Annual operating expenses have been revised to reflect projected expenses based on a new expense arrangement and the fund’s 6/30/09 asset level.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam New Jersey Tax Exempt Income Fund from December 1, 2009, to May 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$4.01	$7.20	$7.95	$5.43	$2.90

Ending value (after expenses)	$1,036.00	$1,032.70	$1,032.10	$1,034.50	$1,038.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in theyear.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended May 31, 2010, use the following calculation method. To find the value of your investment on December 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.98	$7.14	$7.90	$5.39	$2.87

Ending value (after expenses)	$1,020.99	$1,017.85	$1,017.10	$1,019.60	$1,022.09

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 5/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding
Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of May 31, 2010, Putnam employees had approximately $335,000,000 and the Trustees had approximately $57,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam New Jersey Tax Exempt Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Jersey Tax Exempt Income Fund (the “fund”) at May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at May 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 13, 2010

The fund’s portfolio 5/31/10

Key to abbreviations

AGM Assured Guaranty Municipal Corporation	FNMA Coll. Federal National Mortgage
AGO Assured Guaranty, Ltd.	Association Collateralized
AMBAC AMBAC Indemnity Corporation	G.O. Bonds General Obligation Bonds
Cmnwlth. of PR Gtd. Commonwealth of	GNMA Coll. Government National Mortgage
Puerto Rico Guaranteed	Association Collateralized
COP Certificates of Participation	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	Radian Insd. Radian Group Insured
FHA Insd. Federal Housing Administration Insured	U.S. Govt. Coll. U.S. Government Collateralized
FHLMC Coll. Federal Home Loan Mortgage	VRDN Variable Rate Demand Notes
Corporation Collateralized

MUNICIPAL BONDS AND NOTES (98.0%)*	Rating**	Principal amount	Value

Guam (0.4%)
Territory of GU, Govt. Ltd. Oblig. Rev. Bonds
(Section 30), Ser. A, 5 3/4s, 12/1/34	BBB–	$1,000,000	$1,040,040

			1,040,040
New Jersey (79.8%)
Bayonne, G.O. Bonds (School Bldg.), AGM,
5s, 7/15/25	Aa2	2,009,000	2,098,200

Burlington Cnty., Bridge Comm. Econ. Dev. Rev.
Bonds (The Evergreens), 5 5/8s, 1/1/38	BB+/P	1,450,000	1,240,736

Camden Cnty., Impt. Auth. VRDN (Harvest Village),
Ser. A, 0.29s, 7/1/29	A–1+	1,245,000	1,245,000

Casino Reinvestment Dev. Auth. Rev. Bonds, Ser. A,
NATL, 5 1/4s, 6/1/21	A	5,405,000	5,516,667

Cumberland Cnty., Impt. Auth. Solid Waste Syst.
Rev. Bonds, Ser. A, 5s, 1/1/30	Baa1	2,350,000	2,358,037

Essex Cnty., Impt. Auth. Rev. Bonds
NATL, 5 1/2s, 10/1/30	Aa2	1,290,000	1,481,165
Ser. 06, AMBAC, 5 1/4s, 12/15/20	Aa2	1,000,000	1,153,050
AMBAC, 5s, 12/15/23	Aa2	2,000,000	2,149,140

Freehold, Regl. High School Dist. G.O. Bonds, FGIC,
NATL, 5s, 3/1/19	AA	1,500,000	1,756,860

Garden State Preservation Trust Rev. Bonds
(Open Space & Farmland 2005), Ser. A, AGM,
5 3/4s, 11/1/28	AAA	2,000,000	2,486,540
Ser. B, AGM, zero %, 11/1/24	AAA	6,000,000	3,164,040

Gloucester Cnty., Impt. Auth. Rev. Bonds
5s, 4/1/28	AA+	2,310,000	2,525,500
5s, 4/1/23	AA+	500,000	560,760

Hillsborough Twp., School Dist. G.O. Bonds, AGM,
5 3/8s, 10/1/21	AAA	1,720,000	2,082,146

Jersey City, Swr. Auth. Rev. Bonds, AMBAC,
6 1/4s, 1/1/14	BBB/P	1,700,000	1,839,757

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds
(Perth Amboy Muni. Complex), FGIC, NATL,
5s, 3/15/31	AA/P	$1,500,000	$1,399,800
(North Brunswick Twp.), Ser. A, FGIC, NATL,
5s, 10/1/20	Aa2	1,000,000	1,045,980

Middlesex Cnty., Util. Auth. Swr. Rev. Bonds, Ser. A,
NATL, 6 1/4s, 8/15/10	A	345,000	348,177

Middletown, Township Board of Ed. G.O. Bonds,
5s, 8/1/27	AA	1,500,000	1,651,815

Millburn Twp., Board of Ed. G.O. Bonds,
5.35s, 7/15/17	Aa1	1,150,000	1,372,353

Monroe Twp., Muni. Util. Auth. Middlesex Cnty.,
Rev. Bonds, FGIC, 5 1/8s, 2/1/17	Aa1	505,000	512,787

New Brunswick Pkg. Auth. Rev. Bonds, Ser. A,
NATL, 5s, 9/1/24	A1	1,225,000	1,288,651

Newark, Hsg. Auth. Rev. Bonds (Port Auth. Newark
Marine Term.), NATL, 5 1/4s, 1/1/22 (Prerefunded)	AA–	2,260,000	2,573,620

NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S. Govt. Coll.,
7 1/4s, 11/15/31 (Prerefunded)	AAA/F	1,000,000	1,106,550
(Newark Arpt. Marriott Hotel), 7s, 10/1/14	Ba1	1,300,000	1,302,600
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	1,500,000	1,285,980
(Burlington Coat Factory), 6 1/8s, 9/1/10	A1	360,000	360,108
(Cranes Mill), Ser. A, 6s, 7/1/38	BBB–/F	750,000	689,213
(Franciscan Oaks), 5 3/4s, 10/1/23	BB/P	1,755,000	1,620,988
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	2,950,000	2,927,167
(School Fac. Construction), Ser. AA,
5 1/4s, 12/15/33	Aa3	1,500,000	1,603,395
(School Fac. Construction), Ser. Y, 5s, 9/1/33	Aa3	500,000	521,575
Ser. U, AGM, 5s, 9/1/32	AAA	1,000,000	1,053,290
(School Fac. Construction), Ser. P, 5s, 9/1/30	Aa3	2,040,000	2,112,094
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	1,000,000	1,010,980
(School Fac. Construction), Ser. L, AGM, 5s, 3/1/24	AAA	400,000	422,772
(School Fac. Construction), Ser. L, AGM, 5s, 3/1/23	AAA	2,545,000	2,685,357

NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
(Seabrook Village, Inc.), 5 1/4s, 11/15/36	BB–/P	200,000	166,210

NJ Econ. Dev. Auth. School VRDN, Ser. R-1,
0.24s, 9/1/31	VMIG1	1,460,000	1,460,000

NJ Econ. Dev. Auth. Solid Waste Mandatory Put
Bonds (Disp. Waste Mgt.), 5.3s, 6/1/14	BBB	1,500,000	1,614,900

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Co.), Ser. A, 5.7s, 10/1/39	A2	3,500,000	3,545,150

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(Gen. Hosp. Ctr.-Passaic Inc.), AGM, U.S. Govt. Coll.,
6 3/4s, 7/1/19 (Prerefunded)	AAA	5,000,000	6,251,150
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	1,000,000	1,029,180
(Atlantic City Med.), 6 1/4s, 7/1/17	A1	560,000	586,342
(Atlantic City Med.), 6 1/4s, 7/1/17 (Prerefunded)	A+	440,000	490,477
(Chilton Memorial Hosp.), 5 3/4s, 7/1/39	Baa1	2,000,000	2,009,300
(St. Peter’s U. Hosp.), 5 3/4s, 7/1/37	Baa2	3,510,000	3,552,752

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(United Methodist Homes), Ser. A, 5 3/4s, 7/1/29	BB+	$1,750,000	$1,603,998
(Atlantic City Med.), 5 3/4s, 7/1/25	A1	975,000	1,000,438
(Children’s Specialized Hosp.), Ser. A,
5 1/2s, 7/1/36	Baa3	600,000	576,702
(Children’s Specialized Hosp.), Ser. A,
5 1/2s, 7/1/30	Baa3	900,000	882,810
(Hackensack U. Med. Ctr.), AGO, 5 1/4s, 1/1/31	Aa3	1,000,000	1,037,270
(Hunterdon Med. Ctr.), Ser. A, 5 1/4s, 7/1/25	A–	700,000	709,044
(Englewood Hosp.), NATL, FHA Insd.,
5 1/4s, 2/1/16	A	1,615,000	1,674,965
(Hackensack U. Med. Ctr.), 5 1/8s, 1/1/21	Baa1	1,425,000	1,468,676
(Hlth. Care Fac. Good Shepherd), Radian Insd.,
5.1s, 7/1/21	BB+/P	1,010,000	903,930
(South Jersey Hosp.), 5s, 7/1/46	A2	3,055,000	2,931,822
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/36	A–	1,710,000	1,621,696
(Englewood Hosp.), NATL, FHA Insd., 5s, 8/1/31	A	1,250,000	1,250,675
(Hosp. Asset Transformation), Ser. A, 5s, 10/1/28	Aa3	1,000,000	1,034,350
(AHS Hosp. Corp.), Ser. A, 5s, 7/1/27	A1	935,000	959,965
(Hunterdon Med. Ctr.), Ser. B, 5s, 7/1/26	A–	510,000	501,682
(South Jersey Hosp.), 5s, 7/1/26	A2	1,500,000	1,511,670
(Atlanticare Regl. Med. Ctr.), 5s, 7/1/24	A1	1,555,000	1,614,028
(Children’s Specialized Hosp.), Ser. A, 5s, 7/1/24	Baa3	400,000	387,412
(Atlanticare Regl. Med. Ctr.), 5s, 7/1/23	A1	1,500,000	1,561,575
(Children’s Specialized Hosp.), Ser. A, 5s, 7/1/18	Baa3	1,000,000	1,011,570
(Catholic Hlth. East), 5s, 11/15/15	A1	1,250,000	1,371,525

NJ Hlth. Care Fac. Fin. Auth. VRDN
(AHS Hospital Corp.), Ser. B, 0.26s, 7/1/36	VMIG1	3,000,000	3,000,000
Ser. A, 0.26s, 7/1/31	VMIG1	3,000,000	3,000,000
(Virtua Hlth.), Ser. B, 1/4s, 7/1/43	A–1+	2,215,000	2,215,000

NJ State COP (Equip. Lease Purchase), Ser. A,
5 1/4s, 6/15/29	Aa3	250,000	266,848

NJ State G.O. Bonds
FGIC, NATL, 6s, 2/15/11	Aa2	665,000	691,387
5s, 6/1/27	Aa2	1,500,000	1,625,940
5s, 6/1/20	Aa2	2,000,000	2,291,220

NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC,
zero %, 12/15/24	AA–	2,400,000	1,141,368

NJ State Edl. Fac. Auth. Rev. Bonds
(U. of Med. and Dentistry), Ser. B, 7 1/2s, 12/1/32	Baa1	500,000	576,730
(Georgian Court College), Ser. C, U.S. Govt. Coll.,
6 1/2s, 7/1/33 (Prerefunded)	AAA	1,250,000	1,450,400
(Seton Hall U.), Ser. E, 6 1/4s, 7/1/37	A	750,000	858,323
(Fairleigh Dickinson), Ser. C, 6s, 7/1/20	BBB–/F	1,000,000	1,054,130
(Kean U.), Ser. A, 5 1/2s, 9/1/36	A2	1,635,000	1,754,862
(Fairleigh Dickinson), Ser. C, 5 1/2s, 7/1/23	BBB–/F	1,000,000	1,027,470
(Richard Stockton College), Ser. A, 5 3/8s, 7/1/38	A2	500,000	523,815
(Montclair State U.), Ser. J, 5 1/4s, 7/1/38	A1	500,000	518,970
(Georgian Court U.), Ser. D, 5 1/4s, 7/1/27	Baa1	1,575,000	1,616,092
(NJ City U.), Ser. E, AGO, 5s, 7/1/28	Aa3	1,000,000	1,048,010

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
NJ State Edl. Fac. Auth. Rev. Bonds
(Ramapo College of NJ), Ser. E, FGIC, 5s,
7/1/28 (Prerefunded)	A2	$3,590,000	$4,098,954
(William Paterson U.), Ser. C, AGO, 5s, 7/1/28	Aa3	2,000,000	2,133,980
(Georgian Court U.), Ser. D, 5s, 7/1/27	Baa1	1,000,000	1,011,250
(College of NJ), Ser. D, AGM, 5s, 7/1/26	AAA	1,000,000	1,074,130
(College of NJ), Ser. D, AGM, 5s, 7/1/25	AAA	1,500,000	1,616,580
(Kean U.), Ser. A, 5s, 9/1/24	A2	1,500,000	1,594,605
(William Patterson U.), Ser. A, FGIC, 5s, 7/1/22	A1	1,110,000	1,162,414
(Rowan U.), Ser. C, NATL, 5s, 7/1/21 (Prerefunded)	A+	1,565,000	1,783,521
(Higher Ed. Cap. Impt. Fund), Ser. A, AGM,
5s, 9/1/17	AAA	4,315,000	4,712,109

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A
5 5/8s, 6/1/30	AA	1,750,000	1,857,083
5s, 6/1/18	AA	2,000,000	2,182,860

NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
Ser. AA, 6 3/8s, 10/1/28	Aa2	980,000	1,068,004
Ser. E1, AGM, 5.7s, 5/1/20	AAA	410,000	410,951

NJ State Tpk. Auth. Rev. Bonds
Ser. C, NATL, 6 1/2s, 1/1/16 (Prerefunded)	A+	4,000,000	4,635,680
Ser. E, 5 1/4s, 1/1/40	A+	2,000,000	2,115,900
Ser. A, AMBAC, 5s, 1/1/30	A+	3,000,000	3,082,470
Ser. A, AGM, 5s, 1/1/20	AAA	4,000,000	4,291,920

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A
5 7/8s, 12/15/38	Aa3	1,350,000	1,523,124
AMBAC, 5s, 12/15/27	Aa3	2,475,000	2,641,221
zero %, 12/15/33	AA–	5,100,000	1,365,015

North Bergen Twp., Muni. Util. Auth. Swr. Rev.
Bonds, NATL
zero %, 12/15/27	A2	1,005,000	392,161
zero %, 12/15/26	A2	1,000,000	416,390

Northern Burlington Cnty., Regl. School Dist. G.O.
Bonds, FGIC, NATL, 5 1/4s, 4/1/17	Aa2	1,130,000	1,300,924

Ocean City, Util. Auth. Waste Wtr. Rev. Bonds,
NATL, 5 1/4s, 1/1/22	Aaa	2,000,000	2,404,780

Rutgers State U. COP, AMBAC, 5s, 1/1/24	Aa2	1,800,000	1,900,548

Rutgers State U. Rev. Bonds
Ser. A, 6.4s, 5/1/13	Aa2	2,455,000	2,693,110
Ser. F, 5s, 5/1/30	Aa2	1,000,000	1,078,190
Ser. E, FGIC, NATL, 5s, 5/1/25	Aa2	1,330,000	1,416,809

Salem Cnty., Poll. Control Fin. Auth. Rev. Bonds,
Ser. A, 5 3/4s, 4/1/31	Baa1	1,250,000	1,263,975

South Jersey Port. Corp. Rev. Bonds, 5.2s, 1/1/23	A	1,250,000	1,254,513

Stony Brook, Regl. Swr. Rev. Bonds, Ser. B,
5.45s, 12/1/12	Aa1	630,000	671,202

Sussex Cnty., Muni. Util. Auth. (Waste Wtr. Facs.),
Ser. B, AGM, zero %, 12/1/30	AAA	1,500,000	582,390

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

New Jersey cont.
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/8s, 6/1/32 (Prerefunded)	Aaa	$1,500,000	$1,705,350
6s, 6/1/37 (Prerefunded)	Aaa	4,500,000	4,973,445
Ser. 1A, 5s, 6/1/41	BBB	2,000,000	1,380,040
Ser. 1A, 5s, 6/1/29	BBB	1,000,000	844,440
Ser. 1A, 4 5/8s, 6/1/26	BBB	2,500,000	2,124,425
Ser. 1A, 4 1/2s, 6/1/23	BBB	1,265,000	1,185,507

U. of Medicine & Dentistry Rev. Bonds, Ser. E, NATL,
6 1/2s, 12/1/12 (Prerefunded)	A	2,550,000	2,752,623

			206,237,272
New York (3.6%)
NY City, G.O. Bonds, Ser. C, 5s, 8/1/24	Aa2	2,445,000	2,674,048

Port Auth. NY & NJ Rev. Bonds, Ser. 93rd,
6 1/8s, 6/1/94	Aa2	5,000,000	5,981,300

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	600,000	531,438

			9,186,786
Pennsylvania (2.9%)
Delaware River Port Auth. Rev. Bonds (Port Dist.),
Ser. B, AGM, 5 5/8s, 1/1/26	AAA	7,490,000	7,512,770

			7,512,770
Puerto Rico (10.6%)
Cmnwlth. of PR, G.O. Bonds
Ser. A, FGIC, 5 1/2s, 7/1/21	A3	1,490,000	1,594,628
(Pub. Impt.), Ser. A, NATL, 5 1/2s, 7/1/20	A	2,500,000	2,696,475

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa1	3,300,000	3,465,491
6s, 7/1/38	Baa1	4,500,000	4,759,065

Cmnwlth. of PR, Hsg. Fin. Corp. Rev. Bonds, Ser. B,
GNMA Coll., FNMA Coll., FHLMC Coll., 4.45s, 6/1/27	Aaa	35,000	35,000

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. N, 5 1/2s, 7/1/25	A3	1,000,000	1,064,490
Ser. X, 5 1/2s, 7/1/13	A2	380,000	399,832
Ser. K, 5s, 7/1/30	A3	500,000	498,725

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Fac. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	1,000,000	1,009,260

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax Bonds, Ser. C, AMBAC, 5 1/2s, 7/1/25	A3	1,025,000	1,068,819

Cmnwlth. of PR, Muni. Fin. Agcy. G.O. Bonds, Ser. A,
5 1/4s, 8/1/24	A3	1,250,000	1,273,650

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
Ser. Q, Cmnwlth. of PR Gtd., 5 5/8s, 7/1/39	A3	1,000,000	1,010,210
(Govt. Fac.), Ser. I, Cmnwlth. of PR Gtd.,
5 1/4s, 7/1/29	A3	570,000	577,900

Cmnwlth. of PR, Pub. Fin. Corp. Mandatory Put Bonds
(Comnwlth. Appropriation), Ser. A, 5 3/4s, 2/1/12	Baa1	1,000,000	1,042,040

MUNICIPAL BONDS AND NOTES (98.0%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds,
Ser. A, 6s, 8/1/42	A1	$5,000,000	$5,447,900

U. of PR Rev. Bonds, Ser. P, 5s, 6/1/24	Baa1	1,500,000	1,513,125

			27,456,610
Virgin Islands (0.7%)
VI Pub. Fin. Auth. Rev. Bonds
Ser. A, 6s, 10/1/39	Baa3	450,000	475,281
(Hovensa Refinery Fac.), 5 7/8s, 7/1/22	Baa3	750,000	756,848
Ser. A-1, 5s, 10/1/39	Baa2	525,000	514,668

			1,746,797

TOTAL INVESTMENTS

Total investments (cost $238,412,745)			$253,180,275

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from June 1, 2009 through May 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $258,430,081.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

The rates shown on Mandatory Put Bonds and VRDN are the current interest rates at the close of the reporting period.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	17.0%
State government	16.3
Prerefunded	12.3
Transportation	10.1

The fund had the following insurance concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

AGM	15.7%
NATL	14.6

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$253,180,275	$—

Totals by level	$—	$253,180,275	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 5/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $238,412,745)	$253,180,275

Cash	64,289

Interest and other receivables	4,576,719

Receivable for shares of the fund sold	2,937,873

Receivable for investments sold	195,008

Total assets	260,954,164

LIABILITIES

Distributions payable to shareholders	318,652

Payable for investments purchased	1,639,890

Payable for shares of the fund repurchased	256,619

Payable for compensation of Manager (Note 2)	95,608

Payable for investor servicing fees (Note 2)	11,203

Payable for custodian fees (Note 2)	3,051

Payable for Trustee compensation and expenses (Note 2)	62,209

Payable for administrative services (Note 2)	817

Payable for distribution fees (Note 2)	108,783

Other accrued expenses	27,251

Total liabilities	2,524,083

Net assets	$258,430,081

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$244,590,919

Undistributed net investment income (Note 1)	411,451

Accumulated net realized loss on investments (Note 1)	(1,339,819)

Net unrealized appreciation of investments	14,767,530

Total — Representing net assets applicable to capital shares outstanding	$258,430,081

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($205,848,270 divided by 21,983,314 shares)	$9.36

Offering price per class A share (100/96.00 of $9.36)*	$9.75

Net asset value and offering price per class B share ($12,483,816 divided by 1,334,553 shares)**	$9.35

Net asset value and offering price per class C share ($26,593,762 divided by 2,837,748 shares)**	$9.37

Net asset value and redemption price per class M share ($3,928,292 divided by 419,478 shares)	$9.36

Offering price per class M share (100/96.75 of $9.36)***	$9.67

Net asset value, offering price and redemption price per class Y share
($9,575,941 divided by 1,021,167 shares)	$9.38

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 5/31/10

INTEREST INCOME	$11,652,474

EXPENSES

Compensation of Manager (Note 2)	$1,129,161

Investor servicing fees (Note 2)	130,460

Custodian fees (Note 2)	9,179

Trustee compensation and expenses (Note 2)	20,075

Administrative services (Note 2)	12,016

Distribution fees — Class A (Note 2)	431,012

Distribution fees — Class B (Note 2)	141,059

Distribution fees — Class C (Note 2)	202,637

Distribution fees — Class M (Note 2)	15,606

Other	150,527

Fees waived and reimbursed by Manager (Note 2)	(50,714)

Total expenses	2,191,018

Expense reduction (Note 2)	(2,455)

Net expenses	2,188,563

Net investment income	9,463,911

Net realized loss on investments (Notes 1 and 3)	(826,065)

Net unrealized appreciation of investments during the year	12,157,945

Net gain on investments	11,331,880

Net increase in net assets resulting from operations	$20,795,791

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 5/31/10	Year ended 5/31/09

Operations:
Net investment income	$9,463,911	$8,276,079

Net realized gain (loss) on investments	(826,065)	386,503

Net unrealized appreciation (depreciation) of investments	12,157,945	(4,275,788)

Net increase in net assets resulting from operations	20,795,791	4,386,794

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(19,109)	(28,380)

Class B	(1,562)	(4,044)

Class C	(2,054)	(1,443)

Class M	(325)	(253)

Class Y	(526)	(203)

From tax-exempt net investment income
Class A	(7,840,211)	(7,109,762)

Class B	(575,901)	(887,146)

Class C	(660,354)	(274,410)

Class M	(117,495)	(65,214)

Class Y	(213,336)	(52,570)

Redemption fees (Note 1)	81	222

Increase from capital share transactions (Note 4)	35,430,959	12,143,714

Total increase in net assets	46,795,958	8,107,305

NET ASSETS

Beginning of year	211,634,123	203,526,818

End of year (including undistributed net investment
income of $411,451 and $461,206, respectively)	$258,430,081	$211,634,123

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized								Ratio of	investment
	Net asset value,		and unrealized	Total from				Net asset	Total return	Net assets,	expenses to	income (loss)
	beginning	Net investment	gain (loss) on	investment	From net	Total	Redemption	value, end	at net asset	end of period	average net	to average	Portfolio
Period ended	of period	income (loss)	investments	operations	investment income	distributions	fees	of period	value (%) [a]	(in thousands)	assets (%) [b]	net assets (%)	turnover (%)

Class A
May 31, 2010	$8.92	.37	.45	.82	(.38)	(.38)	— [d]	$9.36	9.34	$205,848	.81 [c]	4.10 [c]	9.45
May 31, 2009	9.10	.37	(.17)	.20	(.38)	(.38)	— [d]	8.92	2.36	174,980	.87 [c]	4.22 [c]	11.64
May 31, 2008	9.15	.37	(.04)	.33	(.38)	(.38)	— [d]	9.10	3.65	168,268	.86 [c]	4.07 [c]	27.19
May 31, 2007	9.11	.37	.04	.41	(.37)	(.37)	—	9.15	4.55	159,485	.89 [c]	3.97 [c]	13.89
May 31, 2006	9.32	.37	(.23)	.14	(.35)	(.35)	—	9.11	1.59	157,636.86		4.00	4.69

Class B
May 31, 2010	$8.91	.32	.44	.76	(.32)	(.32)	— [d]	$9.35	8.65	$12,484	1.44 [c]	3.47 [c]	9.45
May 31, 2009	9.09	.31	(.17)	.14	(.32)	(.32)	— [d]	8.91	1.70	21,044	1.50 [c]	3.58 [c]	11.64
May 31, 2008	9.14	.31	(.04)	.27	(.32)	(.32)	— [d]	9.09	2.99	28,590	1.50 [c]	3.43 [c]	27.19
May 31, 2007	9.10	.31	.04	.35	(.31)	(.31)	—	9.14	3.88	36,076	1.53 [c]	3.33 [c]	13.89
May 31, 2006	9.32	.31	(.24)	.07	(.29)	(.29)	—	9.10	.83	49,019	1.51	3.33	4.69

Class C
May 31, 2010	$8.93	.30	.44	.74	(.30)	(.30)	— [d]	$9.37	8.45	$26,594	1.59 [c]	3.32 [c]	9.45
May 31, 2009	9.10	.30	(.16)	.14	(.31)	(.31)	— [d]	8.93	1.66	11,637	1.65 [c]	3.47 [c]	11.64
May 31, 2008	9.14	.30	(.04)	.26	(.30)	(.30)	— [d]	9.10	2.93	4,704	1.65 [c]	3.31 [c]	27.19
May 31, 2007 †	9.26	.20	(.12)	.08	(.20)	(.20)	—	9.14	.87 *	301	1.11 *[c]	2.08 *[c]	13.89

Class M
May 31, 2010	$8.92	.35	.44	.79	(.35)	(.35)	— [d]	$9.36	9.01	$3,928	1.09 [c]	3.83 [c]	9.45
May 31, 2009	9.10	.34	(.17)	.17	(.35)	(.35)	— [d]	8.92	2.06	2,058	1.15 [c]	3.95 [c]	11.64
May 31, 2008	9.15	.34	(.04)	.30	(.35)	(.35)	— [d]	9.10	3.38	1,536	1.15 [c]	3.78 [c]	27.19
May 31, 2007	9.11	.34	.04	.38	(.34)	(.34)	—	9.15	4.25	1,586	1.18 [c]	3.68 [c]	13.89
May 31, 2006	9.32	.34	(.22)	.12	(.33)	(.33)	—	9.11	1.28	1,678	1.16	3.71	4.69

Class Y
May 31, 2010	$8.93	.40	.45	.85	(.40)	(.40)	— [d]	$9.38	9.66	$9,576	.59 [c]	4.33 [c]	9.45
May 31, 2009	9.10	.39	(.17)	.22	(.39)	(.39)	— [d]	8.93	2.67	1,915	.65 [c]	4.47 [c]	11.64
May 31, 2008 ††	9.15	.16	(.04)	.12	(.17)	(.17)	—	9.10	1.28 *	429	.27 *[c]	1.79 *[c]	27.19

* Not annualized.

† For the period October 3, 2006 (commencement of operations) to May 31, 2007.

†† For the period January 2, 2008 (commencement of operations) to May 31, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

May 31, 2010	0.02%

May 31, 2009	0.01

May 31, 2008	0.01

May 31, 2007	<0.01

d Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

30	31

Notes to financial statements 5/31/10

Note 1: Significant accounting policies

Putnam New Jersey Tax Exempt Income Fund (the fund), is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New Jersey personal income tax as Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of investment-grade New Jersey tax-exempt securities with intermediate to long-term maturities. The fund may be affected by economic and political developments in the state of New Jersey.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the period from June 1, 2009 through May 31, 2010 (the reporting period). Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At May 31, 2010, the fund had a capital loss carryover of $371,130 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on May 31, 2018.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending May 31, 2011 $551,218 of losses recognized during the period November 1, 2009 to May 31, 2010.

D) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $82,793 to decrease undistributed net investment income, with a decrease to accumulated net realized loss of $82,793.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$15,905,326
Unrealized depreciation	(1,137,796)

Net unrealized appreciation	14,767,530
Undistributed Tax-Exempt Income	726,769
Undistributed ordinary income	3,334
Capital loss carryforward	(371,130)
Post-October loss	(551,218)
Cost for federal income tax purposes	$238,412,745

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.59% of the first $5 billion, 0.54% of the next $5 billion, 0.49% of the next $10 billion, 0.44% of the next $10 billion, 0.39% of the next $50 billion, 0.37% of the next $50 billion, 0.36% of the next $100 billion, and 0.355% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the lessor of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) the following annual rates expressed as a percentage of the fund’s average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement was based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses.

Putnam Management had further agreed to waive fees and reimburse expenses of the fund for the period from July 1, 2008 through July 31, 2009 to the extent necessary to ensure that the fund’s expenses did not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper, Inc. based on the size of the fund. The expense reimbursement was based on a comparison of the fund’s total expenses with the average operating expenses of the funds in this Lipper custom peer group for their respective 2007 fiscal years, excluding 12b-1 fees and after adjustment for certain expense offset and brokerage/service arrangements that reduced expenses of the fund.

During the reporting period, the fund’s expenses were reduced by $3,311 as a result of the lower of the limits specified above.

Effective August 1, 2009 through June 30, 2011, Putnam Management has contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $47,403 as a result of this limit.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing, subject to certain limitations, based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,455 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $175, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $66,597 and $4,340 from the sale of class A and class M shares, respectively, and received $11,318 and $5,729 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $18,625 on class A share redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $50,786,552 and $21,242,595, respectively. There were no purchases or proceeds from sales of U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 5/31/10		Year ended 5/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	5,086,869	$46,676,633	3,833,750	$33,484,326

Shares issued in connection with
reinvestment of distributions	533,496	4,905,574	524,107	4,554,956

	5,620,365	51,582,207	4,357,857	38,039,282

Shares repurchased	(3,251,173)	(29,901,139)	(3,240,786)	(27,986,808)

Net increase	2,369,192	$21,681,068	1,117,071	$10,052,474

	Year ended 5/31/10		Year ended 5/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	138,128	$1,256,616	195,572	$1,723,819

Shares issued in connection with
reinvestment of distributions	44,710	409,642	67,983	590,440

	182,838	1,666,258	263,555	2,314,259

Shares repurchased	(1,209,644)	(11,067,134)	(1,048,028)	(9,072,671)

Net decrease	(1,026,806)	$(9,400,876)	(784,473)	$(6,758,412)

	Year ended 5/31/10		Year ended 5/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	1,740,224	$15,889,356	958,730	$8,325,857

Shares issued in connection with
reinvestment of distributions	55,355	510,580	23,858	207,226

	1,795,579	16,399,936	982,588	8,533,083

Shares repurchased	(261,610)	(2,410,842)	(195,867)	(1,696,391)

Net increase	1,533,969	$13,989,094	786,721	$6,836,692

	Year ended 5/31/10		Year ended 5/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	189,096	$1,734,329	65,264	$568,104

Shares issued in connection with
reinvestment of distributions	10,703	98,686	6,347	55,187

	199,799	1,833,015	71,611	623,291

Shares repurchased	(10,991)	(100,496)	(9,818)	(83,764)

Net increase	188,808	$1,732,519	61,793	$539,527

	Year ended 5/31/10		Year ended 5/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	928,771	$8,551,071	165,020	$1,453,954

Shares issued in connection with
reinvestment of distributions	19,125	176,668	6,020	52,361

	947,896	8,727,739	171,040	1,506,315

Shares repurchased	(141,162)	(1,298,585)	(3,708)	(32,882)

Net increase	806,734	$7,429,154	167,332	$1,473,433

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 99.75% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	21,585,734	543,993

Jameson A. Baxter	21,583,136	546,591

Charles B. Curtis	21,572,283	557,444

Robert J. Darretta	21,639,628	490,099

Myra R. Drucker	21,622,539	507,188

John A. Hill	21,571,453	558,274

Paul L. Joskow	21,640,664	489,063

Elizabeth T. Kennan	21,558,673	571,054

Kenneth R. Leibler	21,614,899	514,828

Robert E. Patterson	21,648,927	480,800

George Putnam, III	21,632,782	496,945

Robert L. Reynolds	21,631,010	498,717

W. Thomas Stephens	21,587,100	542,627

Richard B. Worley	21,649,953	479,774

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

13,315,245	639,807	461,368	7,713,307

A proposal to amend the fundamental investment restriction with respect to borrowing was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,982,708	895,171	538,541	7,713,307

A proposal to amend the fundamental investment restriction with respect to making loans was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

12,957,034	933,003	526,383	7,713,307

All tabulations are rounded to the nearest whole number.

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and	a publicly held energy
Trustee since 2010	direct investor in energy assets. Trustee, and Co-Chair	company focused on
	of the Finance Committee, of Mount Holyoke College.	natural gas and crude
	Former Chair and current board member of Girls	oil in the United States;
	Incorporated of Metro Denver. Member of the Finance	Unisource Energy
	Committee, The Children’s Hospital.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Interactive Data
Born 1948	College, and a member of the Investment Committee	Corporation, a provider
Trustee since 2004	of the Kresge Foundation, a charitable trust. Retired in	of financial market
	2009 as Chair of the Board of Trustees of Commonfund,	data and analytics to
	a not-for-profit firm that manages assets for educational	financial institutions and
	endowments and foundations. Advisor to RCM Capital	investors
Management, an investment management firm, and to
the Employee Benefits Investment Committee of The
Boeing Company.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation,	TransCanada
Born 1947	a philanthropic institution focused primarily on research	Corporation, an energy
Trustee since 1997	and education on issues related to science, technology,	company focused on
	and economic performance. Currently on leave from	natural gas transmission
	his position as the Elizabeth and James Killian Professor	and power services;
	of Economics and Management at the Massachusetts	Exelon Corporation, an
	Institute of Technology. Prior to 2007, served as the	energy company focused
	Director of the Center for Energy and Environmental	on power services
Policy Research at MIT.

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Ruder Finn Group, a
Born 1949	Exchange, an electronic marketplace for the trading	global communications
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	and advertising firm;
	Trustees of Beth Israel Deaconess Hospital in Boston,	Northeast Utilities,
	Massachusetts.	which operates New
England’s largest energy
delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Chairman of	None
Born 1945	Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee since 2009	assets company, in December 2008.	company focused on
natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC , an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of May 31, 2010, there were 105 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal , or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments,
Putnam Management and Putnam Retail
Steven D. Krichmar (Born 1958)	Management
Vice President and Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director, Putnam Investments	Vice President and Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting Officer and	Putnam Management and Putnam
Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments and	Mark C. Trenchard (Born 1962)
Putnam Management	Vice President and BSA Compliance Officer
Since 2002
Susan G. Malloy (Born 1957)	Managing Director, Putnam Investments
Vice President and Assistant Treasurer
Since 2007	Judith Cohen (Born 1945)
Managing Director, Putnam Investments	Vice President, Clerk and Assistant Treasurer
Since 1993
Beth S. Mazor (Born 1958)
Vice President	Wanda M. McManus (Born 1947)
Since 2002	Vice President, Senior Associate Treasurer and
Managing Director, Putnam Investments	Assistant Clerk
Since 2005
James P. Pappas (Born 1953)
Vice President	Nancy E. Florek (Born 1957)
Since 2004	Vice President, Assistant Clerk,
Managing Director, Putnam Investments and	Assistant Treasurer and Proxy Manager
Putnam Management	Since 2005

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus , or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Income-Growth Trust
International Growth Fund* **	Equity Income Fund
New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund*	The Putnam Fund for Growth and Income
Vista Fund	International Value Fund* ††
Voyager Fund	Mid Cap Value Fund
Small Cap Value Fund*
Blend
Asia Pacific Equity Fund*	Income
Capital Opportunities Fund*	American Government Income Fund
Capital Spectrum Fund‡	Diversified Income Trust
Emerging Markets Equity Fund*	Floating Rate Income Fund
Equity Spectrum Fund‡	Global Income Trust*
Europe Equity Fund*	High Yield Advantage Fund*
Global Equity Fund*	High Yield Trust*
International Capital Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

** Prior to January 1, 2010, the fund was known as Putnam International New Opportunities Fund.

†† Prior to January 1, 2010, the fund was known as Putnam International Growth and Income Fund.

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund
Global Industrials Fund
Global Natural Resources Fund
Global Sector Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®
Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days or 30 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	George Putnam, III	Francis J. McNamara, III
Putnam Investment	Robert L. Reynolds	Vice President and
Management, LLC	W. Thomas Stephens	Chief Legal Officer
One Post Office Square	Richard B. Worley
Boston, MA 02109		Robert R. Leveille
	Officers	Vice President and
Marketing Services	Robert L. Reynolds	Chief Compliance Officer
Putnam Retail Management	President
One Post Office Square		Mark C. Trenchard
Boston, MA 02109	Jonathan S. Horwitz	Vice President and
	Executive Vice President,	BSA Compliance Officer
Custodian	Principal Executive
State Street Bank	Officer, Treasurer and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk and
Assistant Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Wanda M. McManus
	Principal Financial Officer	Vice President, Senior Associate
Independent Registered		Treasurer and Assistant Clerk
Public Accounting Firm	Janet C. Smith
PricewaterhouseCoopers LLP	Vice President, Principal	Nancy E. Florek
	Accounting Officer and	Vice President, Assistant Clerk,
Trustees	Assistant Treasurer	Assistant Treasurer and
John A. Hill, Chairman		Proxy Manager
Jameson A. Baxter,	Susan G. Malloy
Vice Chairman	Vice President and
Ravi Akhoury	Assistant Treasurer
Barbara M. Baumann
Charles B. Curtis	Beth S. Mazor
Robert J. Darretta	Vice President
Myra R. Drucker
Paul L. Joskow	James P. Pappas
Kenneth R. Leibler	Vice President
Robert E. Patterson

This report is for the information of shareholders of Putnam New Jersey Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN050 262145 7/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In May 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

May 31, 2010	$51,683	$--	$7,458	$314*

May 31, 2009	$61,059	$--	$8,044	$386*

* Includes fees of $314 and $386 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended May 31, 2010 and May 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended May 31, 2010 and May 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $306,210 and $490,254 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

May 31, 2010	$ -	$ 179,607	$ -	$ -

May 31, 2009	$ -	$ 415,341	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed- End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New Jersey Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: July 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: July 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: July 29, 2010